SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the  Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          WINTON FINANCIAL CORPORATION
              ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X   No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

         1)     Title of each class of securities to which transaction applies:
                ---------------------------------------------------------------
         2)     Aggregate number of securities to which transaction applies:
                ---------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ---------------------------------------------------------------
         4)     Proposed maximum aggregate value of transaction:
                ---------------------------------------------------------------
         5)     Total fee paid:
                ---------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:
                --------------------------------------
         2)     Form, Schedule or Registration Statement No.:
                --------------------------------------
         3)     Filing Party:
                --------------------------------------
         4)     Date Filed:

                          WINTON FINANCIAL CORPORATION
                                5511 Cheviot Road
                             Cincinnati, Ohio 45247
                                 (513) 385-3880

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the Annual Meeting of Shareholders of Winton Financial Corporation ("WFC") will be held at Dante's Restaurant, 5510 Rybolt Road, Cincinnati, Ohio, on January 26, 2001, at 10:00 a.m., Eastern Standard Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          1.   To consider and vote upon the adoption of an amendment to Section
               2.02 of the WFC Code of Regulations (the "Regulations") to reduce the number of directors from nine to seven and to reduce the number of classes of directors from three to two;

          2. If the amendment to the Regulations is adopted at the Annual Meeting, to reelect three directors of WFC for terms expiring in 2002 and to reelect four directors of WFC for terms expiring in 2003;

          3. If the amendment to the Regulations is not adopted at the Annual Meeting, to reelect two directors of WFC for terms expiring in 2004;

          4. To consider and vote upon the ratification of the selection of Grant Thornton LLP as the auditors of WFC for the current fiscal year; and

          5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of WFC of record at the close of business on December 8, 2000, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof.

         Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                            By Order of the Board of Directors




Cincinnati, Ohio                            Robert L. Bollin
December 15, 2000                           President

                          WINTON FINANCIAL CORPORATION
                                5511 Cheviot Road
                             Cincinnati, Ohio 45247
                                 (513) 385-3880

                                 PROXY STATEMENT

                                     PROXIES

     The enclosed Proxy is being solicited by the Board of Directors of Winton Financial Corporation, an Ohio corporation ("WFC"), for use at the 2001 Annual Meeting of Shareholders of WFC to be held at Dante's Restaurant, 5510 Rybolt Road, Cincinnati, Ohio, on January 26, 2001, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder before exercise by executing a later-dated Proxy or by giving notice of revocation to WFC in writing or in open meeting. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

     Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified on the Proxy or, in the absence of specific instructions on the Proxy, will be voted:

     FOR the adoption of an amendment to Section 2.02(A) of the Code of Regulations (the "Regulations") of WFC to reduce the number of directors from nine to seven and to reduce the number of classes of directors from three to two; and

     FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of WFC for the current fiscal year.

     If the proposal related to the amendment of the Regulations is adopted, each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified on the Proxy or, in the absence of specific instructions on the Proxy, will be voted:

     FOR the reelection of Messrs. Robert E. Hoeweler, Timothy M. Mooney and J. Clay Stinnet as directors of WFC for terms expiring in 2002 and until their respective successors are elected and qualified, or until their earlier resignation, removal from office or death; and

     FOR the reelection of Messrs. Robert L. Bollin, Thomas H. Humes, William J. Parchman and Henry L. Schulhoff as directors of WFC for terms expiring in 2003 and until their respective successors are elected and qualified, or until their earlier resignation, removal from office or death.

     If the proposal related to the amendment of the Regulations is NOT adopted, each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified on the Proxy or, in the absence of specific instructions on the Proxy, will be voted:

     FOR the reelection of Messrs. Thomas H. Humes and Henry L. Schulhoff as directors of WFC for terms expiring in 2004 and until their respective successors are elected and qualified, or until their earlier resignation, removal from office or death.

     Proxies may be solicited by the directors, officers and other employees of WFC and The Winton Savings and Loan Co., the wholly-owned subsidiary of WFC ("Winton"), in person or by telephone, telegraph, telecopy or mail. WFC may reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners. The cost of soliciting proxies will be borne by WFC.

     Only shareholders of record as of the close of business on December 8, 2000 (the "Voting Record Date"), are eligible to vote at the Annual Meeting and will be entitled to cast one vote for each common share of WFC owned. WFC's records disclose that, as of the Voting Record Date, there were 4,412,014 votes entitled to be cast at the Annual Meeting.

     This Proxy Statement is first being mailed to shareholders of WFC on or about December 18, 2000.


                                  VOTE REQUIRED

Amendment of Code of Regulations

     Pursuant to Section 6.01 of the Regulations of WFC, the affirmative vote of the holders of at least a majority of the outstanding shares, voting in person or by proxy, is necessary to amend the Regulations. WFC common shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner that are represented in person or by proxy at the Annual Meeting, but not voted ("Non-votes"), and abstentions are the same as a vote against the amendment. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the WFC common shares held by such shareholder will be voted FOR the amendment of the Regulations.

Election of Directors

     Under Ohio law and the Regulations, the nominees receiving the greatest number of votes will be elected as directors. Non-votes are not counted toward the election of directors or toward the individual nominees specified in the enclosed proxy. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the WFC common shares held by such shareholder will be voted FOR the reelection of the nominees. Shareholders may not cumulate their votes in the election of directors.

Ratification of Selection of Auditors

     The affirmative vote of the holders of at least a majority of the WFC common shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of WFC for the current fiscal year. The effect of an abstention is the same as a vote against ratification. If the accompanying Proxy is signed and dated by the shareholder, but no vote is specified thereon, the WFC common shares held by such shareholder will be voted FOR the ratification of the selection of Grant Thornton as auditors.

              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the only persons known to WFC to own beneficially more than five percent of the WFC common shares as of December 1, 2000:

                                            Amount and Nature              Percentage of Common
Name and Address                      of Beneficial Ownership (1)          Shares Outstanding (2)
----------------                      -----------------------              ------------------
Firstar, N.A., as Trustee                      340,227(3)                         7.7%
P.O. Box 1118
Cincinnati, Ohio  45201

Robert L. Bollin                               244,519(4)                         5.4
3358 Kuliga Park Drive
Cincinnati, Ohio  45248

Daniel P. Randolph                             239,608(5)                         5.4
Suite 700
105 East Fourth Street
Cincinnati, Ohio 45202

Henry L. Schulhoff                             262,260(6)                         5.9
7 West Seventh Street
Cincinnati, Ohio  45202

-----------------------------

(1) A person is the beneficial owner of shares if such person, directly or indirectly, has sole or shared voting or investment power over such shares or has the right to acquire such voting or investment power within 60 days. All shares are owned directly with sole voting or investment power, unless otherwise indicated by footnote. All stock options granted under the Winton Financial Corporation Stock Option and Incentive Plan, as amended (the "1988 Option Plan"), and the Winton Financial Corporation 1999 Stock Option and Incentive Plan (the "1999 Option Plan") are currently exercisable.

(2) For each person, assumes a total of 4,412,014 shares outstanding, plus the number of shares such person may acquire pursuant to the 1988 Option Plan and the 1999 Option Plan, if any.

(3) The shares are held by Firstar, N.A., as trustee under The Winton Financial Corporation Employee Stock Ownership Plan (the "ESOP"). Firstar, N.A., has investment power with respect to all of such shares and voting power with respect to the unallocated shares.

(4) Includes 115,500 shares that may be acquired upon the exercise of options; 40,347 shares held for the benefit of Robert L. Bollin in The Winton Savings and Loan Co. Cash and Deferred Plan (the "Deferred Plan"), the trustee of which is Winton; 36,472 shares held for the benefit of Robert L. Bollin in the ESOP; 1,360 shares held by the individual retirement account of Robert L. Bollin, the trustee of which is Merrill Lynch; 36,080 shares held jointly with Mr. Bollin's spouse; 4,800 shares held by A.G. Edwards, for the benefit of Mr. Bollin's spouse; 200 shares held by Mr. Bollin's spouse as custodian for their son; 9,728 shares held by A.G. Edwards in the Robert J. Bollin Trust, for the benefit of Mr. Bollin; and 32 shares held for the benefit of Mr. Robert L. Bollin's spouse in the ESOP.

(Footnotes continue on next page)

(5) Based on a Schedule 13G filed with the Securities and Exchange Commission (the "Commission") by Daniel P. Randolph. Includes 42,144 shares held by Daniel P. Randolph in an individual retirement account; 178,164 shares owned as trustee under a trust for the benefit of R. Irene Randolph; 10,800 shares owned as trustee under a trust for the benefit of Ronald I. Oldiges; and 8,500 shares owned as trustee under a trust for the benefit of Charles Randolph.

(6) Includes 62,500 shares that may be acquired upon the exercise of options; 17,600 shares owned by the Cathleen Schulhoff Trust, the trustee of which is Mr. Schulhoff's spouse and as to which Mr. Schulhoff disclaims beneficial ownership; and 14,200 shares owned by Schulhoff & Company, Inc., a corporation of which Mr. Schulhoff is a major shareholder.

     The following table sets forth certain information with respect to the number of WFC shares beneficially owned by each director of WFC and by all directors and executive officers of WFC as a group as of December 1, 2000:


                                                   Amount and Nature of                 Percent of Common
Name and Address (1)                             Beneficial Ownership (2)             Shares Outstanding (3)
-----------------                                ---------------------                -------------------
Robert L. Bollin                                        244,519(4)                              5.4%
Robert E. Hoeweler                                      193,700(5)                              4.3
Thomas H. Humes                                          24,500(6)                               .5
Timothy M. Mooney                                        23,500(7)                               .5
William J. Parchman                                     190,155(8)                              4.3
Henry L. Schulhoff                                      262,260(9)                              5.9
J. Clay Stinnett                                         23,500(10)                              .5
All directors and executive officers
  of WFC as a group (11 persons)                      1,239,288(11)                            25.1

-----------------------------

(1) Each of the persons listed in this table may be contacted at the address of WFC, 5511 Cheviot Road, Cincinnati, Ohio 45247.

(2) A person is the beneficial owner of shares if such person, directly or indirectly, has sole or shared voting or investment power over such shares or has the right to acquire such voting or investment power within 60 days. All shares are owned directly with sole voting and investment power, unless otherwise indicated by footnote. All stock options granted under the 1988 Option Plan and the 1999 Option Plan are currently exercisable.

(3) For each person, assumes a total of 4,412,014 shares outstanding, plus the number of shares such person may acquire pursuant to the 1988 Option Plan and the 1999 Option Plan.

(4) Includes 115,500 shares that may be acquired upon the exercise of options; 40,347 shares held for the benefit of Robert L. Bollin in the Deferred Plan, the trustee of which is Winton; 36,472 shares held for the benefit of Robert L. Bollin in the ESOP; 1,360 shares held by the individual retirement account of Robert L. Bollin, the trustee of which is Merrill Lynch; 36,080 shares held jointly with Mr. Bollin's spouse; 4,800 shares held by A.G. Edwards, for the benefit of Mr. Bollin's spouse; 200 shares held by Mr. Bollin's spouse as custodian for their son; 9,728 shares held by A.G. Edwards in the Robert J. Bollin Trust, for the benefit of Mr. Bollin; and 32 shares held for the benefit of Mr. Robert L. Bollin's spouse in the ESOP.

(Footnotes continue on next page)

(5) Includes 62,500 shares that may be acquired upon the exercise of options; 51,600 shares held jointly with Mr. Hoeweler's spouse; 39,800 shares held in trust for the benefit of Mr. Hoeweler's son; and 39,800 shares held in trust for the benefit of Mr. Hoeweler's daughter.

(6) Includes 22,500 shares that may be acquired upon the exercise of an option and 2,000 shares held by Prudential Securities for the benefit of Mr. Humes and his spouse.

(7) Includes 22,500 shares that may be acquired upon the exercise of an option and 1,000 shares held by PaineWebber for the benefit of Mr. Mooney.

(8) Includes 52,500 shares that may be acquired upon the exercise of options; 110,280 shares held in Mr. Parchman's individual retirement account, the trustee of which is Alex Brown & Sons, Inc.; and 14,095 shares owned by Mr. Parchman's spouse.

(9) Includes 62,500 shares that may be acquired upon the exercise of options; 17,600 shares owned by the Cathleen Schulhoff Trust, the trustee of which is Mr. Schulhoff's spouse and as to which Mr. Schulhoff disclaims beneficial ownership; and 14,200 shares owned by Schulhoff & Company, Inc., a corporation of which Mr. Schulhoff is a major shareholder.

(10) Includes 22,500 shares that may be acquired upon the exercise of an option and 1,000 shares held by Merrill Lynch for the benefit of Mr. Stinnett.

(11) Includes 517,500 shares that may be acquired upon the exercise of options and 93,362 shares held in the ESOP.


                   PROPOSAL ONE - AMENDMENT OF THE REGULATIONS

     The Regulations currently provide for a Board of Directors consisting of nine directors divided into three classes. The directors elected in each class currently serve for a three-year term.

     There are presently two vacancies on the Board of Directors. One of the vacancies exists in the class of directors that will stand for election in January 2001 and resulted from the death of Robert J. Bollin in February 1999. The other vacancy exists in the class of directors that will stand for election in January 2003 and resulted from the decision of Donald G. Avery not to stand for re-election in 1997. Although the Regulations provide that the Board of Directors may, by a vote of the majority of their number, fill any vacancy in the Board of Directors for the unexpired term, the Board of Directors has concluded that the vacancies should not be filled and should instead be eliminated by reducing the authorized number of directors to seven.

     While the directors have the authority under Ohio law and the Regulations to reduce the authorized number of directors, Ohio law requires that each class of directors consist of a minimum of three directors. Unless the number of classes of directors is reduced from three to two, therefore, the decrease in the authorized number of directors from nine to seven will result in one class with three directors and two classes with two directors, a number less than the required minimum number of three directors. Ohio law and the Regulations require that a reduction in the number of classes of directors be accomplished through a shareholder-approved amendment to the Regulations.

     The Board of Directors recommends, therefore, that WFC shareholders adopt an amendment to Section 2.20(A) of the Regulations to reduce the authorized number of directors from nine to seven and to provide for the division of the directors into two classes, one of which will consist initially of four directors and the other of which will consist initially of three directors. In the event the directors increase the authorized number of directors in the future in accordance with the Regulations, the Board of Directors will assign the new directors to one of the two classes, subject to certain limitations set forth in the amended Section 2.02(A).

     The decision of the WFC directors to propose the adoption of the amendment to the Regulations is not the result of any of specific event. The directors do not presently contemplate recommending the adoption of any further amendments to the Regulations.

     The classification of WFC's directors is intended to assure continuity and stability in WFC's leadership and policies. Although the directors have not experienced problems with such continuity in the past, the directors desire to ensure the maintenance of such continuity. In addition, the directors believe that the classification of the directors assists WFC in protecting the interests of WFC's shareholders in the event of an unsolicited offer for WFC.

     If the amendment is adopted, all of the directors of WFC will stand for election at the Annual Meeting to the classes indicated in the following table:

 Class of Directors               Name of Directors                              Initial Term Expires
 -----------------------------------------------------------------------------------------------------
 Class I                          Robert E.  Hoeweler,  Timothy M.  Mooney        2002 Annual Meeting
                                  and J. Clay Stinnett
 -----------------------------------------------------------------------------------------------------
 Class II                         Robert  L.  Bollin,   Thomas  H.  Humes,        2003 Annual Meeting
                                  William   J.   Parchman   and  Henry  L.
                                  Schulhoff
 -----------------------------------------------------------------------------------------------------


At each annual meeting following the 2001 Annual Meeting, the successors to the directors whose terms expire at each such meeting will be elected for a two-year term.

     Accordingly, the WFC shareholders will be asked to adopt the following resolution at the Annual Meeting:

     RESOLVED, that Section 2.02(A) of the WFC Code of Regulations be, and it hereby is, amended by deleting the current Section 2.02(A) in its entirety and by substituting therefore a new Section 2.02(A) to read as follows:

     (A) Until changed in accordance with law, the authorized number of directors shall be seven, who shall be divided into two classes, one of which shall have three directors and the other of which shall have four directors. If the authorized number of directors is increased or decreased at any time, the directors may, by a resolution adopted by not less than a majority of the whole authorized number of directors, determine the number of directors to be added or subtracted, as the case may be, from any class or classes of directors, and the effect of such increase or decrease on each class need not be uniform; provided, however, that the authorized number of directors of any class shall not be fewer than three or exceed by more than four the number of any other class. The election of each class of directors shall be a separate election.

     At the annual meeting of shareholders held in 2001, the shareholders shall elect (1) three directors for terms which shall expire at the annual meeting of shareholders in 2002 and (2) four directors for terms which shall expire at the annual meeting of shareholders in 2003. At each annual meeting of shareholders commencing in the year 2002, the shareholders shall elect for terms expiring at the second annual meeting held thereafter, directors to succeed the directors whose term shall expire in each such year; provided, however, that each director shall be elected until a successor shall be elected and shall qualify or until his earlier resignation, removal from office, death or incapacity.

The Board of Directors unanimously recommends a vote FOR the adoption of the foregoing amendment to the Regulations.


                     PROPOSAL TWO - REELECTION OF DIRECTORS

     If the amendment to the Regulations is adopted by a majority of the outstanding common shares of WFC, shareholders will vote on the election of three directors for terms expiring in 2002 and four directors for terms expiring in 2003. At each annual meeting beginning in 2002, one class of directors will stand for election for a term expiring at the second annual meeting thereafter.

     If the amendment to the Regulations is not adopted, shareholders will vote at the Annual Meeting on the reelection of Henry L. Schulhoff and Thomas H. Humes as directors of WFC for terms expiring in 2004. The other two classes of directors will remain unchanged, with Messrs. Hoeweler, Mooney and Stinnett serving terms until WFC's annual meeting of shareholders in 2002 and with Messrs. Bollin and Parchman serving terms until WFC's annual meeting of shareholders in 2003. See the section of this Proxy Statement entitled "PROPOSAL ONE - AMENDMENT OF THE REGULATIONS."

     Nominees for election as directors are designated by actions of the directors. In accordance with Section 2.03 of the Regulations, nominees for election as directors may also be proposed by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of WFC by the later of the February 1st immediately preceding the next annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of shares owned either beneficially or of record by each such nominee and the length of time such shares have been so owned. No shareholder has duly nominated a candidate for election as a director at the Annual Meeting.

     If the amendment to the Regulations is adopted, the Board of Directors proposes the reelection of the following directors to terms which expire in the year listed below and until their respective successors are elected or until their earlier resignation, removal from office or death:


Name                                 Age (1)            Position(s) Held          Director Since            Term Expires
----                                 ---                ----------------          --------------            ------------
Robert E. Hoeweler                    53                    Director                   1989                     2002
Timothy M. Mooney                     53                    Director                   1996                     2002
J. Clay Stinnett                      49                    Director                   1996                     2002


(1)  As of December 1, 2000.

Robert L. Bollin (2)                  48            Director and President              1989                    2003
William J. Parchman                   81           Director and Chairman of             1989                    2003
                                                          the Board
Henry L. Schulhoff                    56                   Director                     1989                    2003
Thomas H. Humes                       51                   Director                     1996                    2003


(1)  As of December 1, 2000.
(2) Robert L. Bollin, a director and the President of WFC, is a brother of Gregory J. Bollin, a Vice President of WFC.

     If the amendment to the Regulations is NOT adopted, the Board of Directors proposes the reelection of the following directors to terms which will expire in 2004 and until their respective successors are elected or until their earlier resignation, removal from office or death:

Name                                  Age (1)             Position(s) Held               Director Since
----                                  ----                ----------------               --------------
Henry L. Schulhoff                      56                    Director                        1989
Thomas H. Humes                         51                    Director                        1996


(1)  As of December 1, 2000.


     If any nominee is unable to stand for election, the Proxies will be voted for such substitute as the Board of Directors recommends. At this time, the Board of Directors knows of no reason why any nominee would be unable to serve if elected. No shareholder may cumulate votes in the election of directors.

     Henry L. Schulhoff has been the President of Schulhoff and Company, Inc., a local investment counseling firm, since 1976.

     Thomas H. Humes has served as President of Great Traditions Land and Development Co., a real estate and land development company in Cincinnati, for the past six years.

     Robert E. Hoeweler, a certified public accountant, is the President of Hoeweler Group, a group of family-owned companies which includes Aluminum Extruded Shapes, Inc.

     Timothy M. Mooney has served as Executive Vice President and Chief Financial Officer of Kendle International Inc., a clinical research organization in Cincinnati, since 1996.

     J. Clay Stinnett has served since 1993 as President and a director of J.R. Concepts, Inc., a direct mail advertising company in Cincinnati.

     Robert L. Bollin has been the President and a director of Winton since 1988 and the President and a director of WFC since incorporation in November 1989.

     William J. Parchman has served as a director of Winton for 43 years. Prior to his retirement, Mr. Parchman was the President of Parchman & Oyler Company Realtors.

Meetings of Directors

     The Board of Directors of WFC met 15 times for regularly scheduled and special meetings during the fiscal year ended September 30, 2000. Each director attended at least 75% of the aggregate of such meetings.

     The Board of Directors of Winton met 15 times for regularly scheduled and special meetings during the fiscal year ended September 30, 2000. Each director attended at least 75% of the aggregate of such meetings.

Committees of Directors

     The Board of Directors of WFC has an Audit Committee. The members of WFC's Audit Committee are Thomas H. Humes, Timothy M. Mooney and J. Clay Stinnett. The function of the Audit Committee is to communicate with WFC's outside auditors and to recommend to the Board of Directors a firm of accountants to serve as independent auditors for WFC. The Audit Committee met twice during the fiscal year ended September 30, 2000.

     The Board of Directors does not have a nominating committee. Nominations for election of directors are determined by the entire Board of Directors. See "Election of Directors."

     The committees of the Board of Directors of Winton includes an Executive Committee, a Loan Committee, a Compensation Committee, an ESOP Committee and a Stock Option Committee.

     The members of the Winton Executive Committee are Robert L. Bollin,  Robert
E. Hoeweler, William J. Parchman and Henry L. Schulhoff. The function of the Executive Committee is to examine, together with management, levels and methods of investment, to review and evaluate alternative and additional investment programs and to consider and establish interest rates on the various forms of savings deposits and mortgage loans. The Executive Committee met 30 times during the fiscal year ended September 30, 2000.

     Winton's Loan Committee is comprised of William J. Parchman and Henry L. Schulhoff. Robert L. Bollin serves as alternate. The function of the Loan Committee is to approve loan applications and exercise the authority of the Board of Directors when the Board is not in session, subject to certain limitations. The Loan Committee met 34 times during the fiscal year ended September 30, 2000.

     Winton's Compensation Committee consists of Thomas H. Humes, Timothy M. Mooney and J. Clay Stinnett. The function of the Compensation Committee is to confer with management and make recommendations to the Board of Directors regarding the compensation of Winton's executive officers and employees. The Compensation Committee met twice during the fiscal year ended September 30, 2000.

     The ESOP is administered by a committee of at least three directors designated by the Board of Directors. The ESOP committee presently consists of Timothy M. Mooney, Robert E. Hoeweler and William J. Parchman. The ESOP Committee met once during the fiscal year ended September 30, 2000.

     The Winton Stock Option Committee is responsible for administering the stock option plans, including interpreting the 1988 Option Plan and the 1999 Stock Option Plan and awarding options pursuant to the terms of the 1999 Stock Option Plan. The Winton Stock Option Committee met once during the fiscal year ended September 30, 2000. The current members of the Stock Option Committee are Thomas H. Humes, Timothy M. Mooney and J. Clay Stinnett.


                               EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the current executive officers of WFC, other than those who are also directors:

Name                                         Age(1)               Position(s) Held
----                                         ---                  ----------------
Gregory J. Bollin                              46                 Vice President
Jill M. Burke                                  38                 Chief Financial Officer
Mary Ellen Lovett                              62                 Vice President
Gregory P. Niesen                              34                 Treasurer and Secretary

-----------------------------

(1)  As of December 1, 2000.


     Gregory J. Bollin is a Vice President of WFC, a position he has held since January 1994. Mr. Bollin also serves as Executive Vice President of Winton, a position he has held since January 1993. Mr. Bollin is the brother of Robert L. Bollin.

     Jill M. Burke is the Chief Financial Officer of WFC and Winton, positions she has held since 1989.

     Gregory P. Niesen has served as Treasurer and Secretary of WFC since February 2000. Prior to his employment by WFC, Mr. Niesen served as the Treasurer/Chief Financial Officer of Glenway Financial Corporation and as the Vice President/Chief Financial Officer of Centennial Savings Bank for four years.

     Mary Ellen Lovett is a Vice President of WFC, a position she has held since January 1994. Ms. Lovett also serves as Senior Vice President of Winton, a position she has held since January 1993.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

     WFC does not pay directors fees. Each director of Winton receives $12,000 annually for monthly meetings and $100 for each meeting attended of a committee of the Board of Directors of Winton, except for meetings of the Executive Committee for which members receive $200 per meeting.

Executive Compensation

     WFC does not pay any compensation to its executive officers. Executive officers of Winton are compensated by Winton for services rendered to Winton. Except for the President, the Executive Vice President and the Chief Financial Officer of Winton, no director or executive officer of WFC received more than $100,000 in salary and bonus payments from Winton during the year ended September 30, 2000.

     The following table sets forth certain information with respect to compensation paid to the President, the Executive Vice President and the Chief Financial Officer of Winton:

                                                 Summary Compensation Table

--------------------------------------------------------------------------------------------------------------------
                                                                              Long Term
                                               Annual Compensation          Compensation
                                                                                Awards              All Other
                                                                             Options/SARs         Compensation
  Name and Principal Position    Year        Salary($)       Bonus($)           (#)(1)                ($)
--------------------------------------------------------------------------------------------------------------------
  Robert L. Bollin,              2000       $182,538          $62,000           12,500            $6,634 (2)
    President                    1999        173,327           62,000           15,000             7,725 (2)
                                 1998        165,330           52,000                -             8,567 (2)

  Gregory J. Bollin,             2000       $131,892          $44,000            7,500            $6,072 (3)
    Executive Vice               1999        126,400           44,000           10,000             6,554 (3)
    President                    1998        120,669           39,000                -             7,034 (3)

  Jill M. Burke,                 2000        $84,500          $27,000            7,500            $4,353 (4)
    Chief Financial Officer      1999         75,961           30,000           10,000             4,831 (4)
                                 1998         64,300           17,000                -             4,102 (4)

-----------------------------
(footnotes on next page)

(1) These figures represent the number of shares underlying options granted to the named individuals during the year indicated pursuant to the 1988 Option Plan the 1999 Option Plan. The outstanding options were adjusted for the two 2-for-1 stock splits in the form of stock dividends effective in 1993, 1994 and 1998. WFC has no restricted stock awards or stock appreciation rights ("SARs").

(2) Consists of cash or stock contributions to the ESOP or the reallocation of forfeited shares in the ESOP of $4,153, $5,371 and $6,157 allocated to Mr. Robert L. Bollin's account and $2,481, $2,354 and $2,410 in matching contributions to the Deferred Plan for Mr. Robert L. Bollin's account for the years ended September 30, 2000, 1999, and 1998, respectively.

(3) Consists of cash or stock contributions to the ESOP or the reallocation of forfeited shares in the ESOP of $4,153, $5,371 and $6,144 allocated to Mr. Gregory J. Bollin's account and $1,919, $1,183 and $890 in matching contributions to the Deferred Plan for Mr. Gregory J. Bollin's account for the years ended September 30, 2000, 1999 and 1998, respectively.

(4) Consists of cash or stock contributions to the ESOP or the reallocation of forfeited shares in the ESOP of $2,724, $3,557 and $2,882 allocated to Ms. Burke's account and $1,629, $1,274 and $1,220 in matching contributions to the Deferred Plan for Ms. Burke's account for the years ended September 30, 2000, 1999 and 1998, respectively.


Option Plans

     The following table sets forth information regarding the number and value of unexercised options granted pursuant to the 1988 Option Plan and the 1999 Option Plan held by the persons listed in the Summary Compensation Table. No SARs have been granted under either the 1988 Option Plan or the 1999 Option Plan.

                                 Aggregate Option/SAR Exercises in Last Fiscal Year  and 9/30/00 Option/SAR Values

                                                                          Number of Securities     Value of Unexercised
                                                                         Underlying Unexercised        In-the-Money
                                                                             Options/SARs at           Options/SARs
                                                                               9/30/00(#)            at 9/30/00($)(1)


                                 Shares Acquired          Value               Exercisable/              Exercisable/
Name                              on Exercise(#)      Realized ($)            Unexercisable            Unexercisable
----                           -- ---------------     ------------            -------------           -------------
Robert L. Bollin                         -                   -                  107,500/ -               $273,125/ -
Gregory J. Bollin                        -                   -                   65,500/ -                163,875/ -
Jill M. Burke                            -                   -                   43,500/ -                 94,875/ -


------------------------

(1) An option is "in-the-money" if the fair value of the underlying stock exceeds the market price of the option. The figure represents the value of such unexercised options, determined by multiplying the number of unexercised options by the difference between the exercise price of such options and the $9.25 closing bid price for the shares reported by the American Stock Exchange ("AMEX"), on September 29, 2000.

Employment and Severance Agreements

     Effective   January  6,  2000,  WFC  and  Winton  entered  into  employment agreements  with  Robert L.  Bollin,  President  of WFC and  Winton,  Gregory J.

Bollin,  Vice President of WFC and Executive Vice President of Winton,  and Jill
M. Burke, Chief Financial Officer of WFC and Winton, which expire on January 1, 2003. Each employment agreement has a term of three years and provides for an annual salary of not less than $200,000 for Robert L. Bollin, $145,600 for Gregory J. Bollin and $96,000 for Jill M. Burke and an annual salary and performance review by the Boards of Directors. The employment agreements require the inclusion of Robert L. Bollin, Gregory J. Bollin and Jill M. Burke in any formally established employee benefit, bonus, pension and profit sharing plans for which senior management personnel are eligible and also provide for vacation and sick leave.

     WFC and Winton may terminate the employment agreements at any time. If the employment of any of Robert L. Bollin, Gregory J. Bollin or Jill M. Burke is terminated during the three-year term of their agreements for any reason other than "just cause" or a "change in control of WFC or Winton" (as defined in the agreements), he or she will be entitled to receive his or her annual compensation for the remainder of the three-year term of the agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the expiration of the term of the employment agreement or the date on which the employee becomes employed full-time by another employer.

     If WFC or Winton terminate the employment of Robert L. Bollin, Gregory J. Bollin or Jill M. Burke, or if their positions or responsibilities are substantially changed, in connection with or within one year of a change in control of WFC or Winton, he or she will be entitled to receive an amount equal to his or her then current annual compensation, multiplied by three, subject to reduction to the extent necessary to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), regulations of the Internal Revenue Service and regulations of the Office of Thrift Supervision
("OTS"). Assuming employment termination in connection with such a change of control, the maximum payment to Robert L. Bollin, Gregory J. Bollin and Jill M. Burke would be $547,614, $395,676 and $253,500, respectively, or three times the greater of the minimum salary levels in the agreements or the salary levels for fiscal 2000 reflected in the Summary Compensation Table above.

Audit Committee Report

     The Audit Committee of the Board of Directors of WFC is comprised of three directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing WFC's accounting functions and controls, as well as recommending to the Board of Directors an independent accounting firm to audit WFC's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit A.

     As required by the Charter, the Audit Committee received and reviewed the report of Grant Thornton regarding the results of their audit, as well as the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of WFC. A representative of Grant Thornton also discussed with the Audit Committee the independence of Grant Thornton from WFC, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Grant Thornton included the following:

o Grant Thornton's responsibilities in accordance with generally accepted auditing standards

o    The  initial   selection  of,  and  whether  there  were  any  changes  in, significant accounting policies or their application

o    Management's judgments and accounting estimates

o    Whether there were any significant audit adjustments

o    Whether there were any disagreements with management

o    Whether there was any consultation with other accountants

o Whether there were any major issues discussed with management prior to Grant Thornton's retention

o    Whether Grant Thornton encountered any difficulties in performing the audit

o    Grant Thornton's judgments about the quality of WFC's accounting principles

o Grant Thornton's responsibilities for information prepared by management that is included in documents containing audited financial statements

     Based on its review of the financial statements and its discussions with management and the representative of Grant Thornton, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2000, to be filed with the Commission.

Submitted by the Audit Committee of WFC's Board of Directors

Thomas H. Humes
Timothy M. Mooney
J. Clay Stinnett

Personnel and Salary Committee Report on Executive Compensation

     As a unitary savings and loan holding company, the business of WFC consists principally of holding the stock of Winton. The functions of the executive officers of WFC, who are also the executive officers of Winton, pertain primarily to the operations of Winton. The executive officers receive their compensation, therefore, from Winton, rather than from WFC. The Compensation Committee of Winton has furnished the following report concerning executive compensation:

                      Process for Determining Compensation

     WFC has not paid any cash compensation to its executive officers since its formation. All executive officers of WFC also currently hold positions with Winton and receive cash compensation from Winton. Decisions on cash compensation of Winton's executives are made by the three-member Compensation Committee of Winton's Board of Directors.

     The Compensation Committee reviews the compensation levels of the executive officers, including the CEO, each year. The Compensation Committee utilizes independent surveys of compensation of officers in the thrift industry, taking into account comparable asset bases and geographic locations. The Compensation Committee also assesses each particular executive officer's contribution to WFC and Winton, the skills and experiences required by his/her position and the potential of the executive officer. Based on the foregoing factors, recommendations are made by the Compensation Committee to the Board of Directors of Winton. Such recommendations are reviewed by the Board of Directors of Winton, except that directors who are also executive offices do not participate in deliberations regarding their own respective compensation.

            Compensation Policies toward Executive Officers Generally

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that will attract and retain qualified executives and will reward individual performance, initiative and achievement, while enhancing overall corporate performance and shareholder value. The cash compensation program for executive officers consists of three elements, a base salary component, a discretionary cash bonus, and an incentive component payable under an incentive plan (the "Incentive Plan").

     The objectives of the discretionary cash bonuses are to motivate and reward the executive officers based on each individual's contribution to the total performance of Winton and WFC and to reinforce a strong performance orientation.

     The objectives of the Incentive Plan are to motivate and reward the executive officers in connection with the accomplishment of annual objectives of Winton and WFC, to reinforce a strong performance orientation with differentiation and variability in individual awards based on contribution to annual and long range business results and to provide a competitive compensation package which will attract, reward and retain individuals of the highest quality. For the President, the Executive Vice President and the Chief Financial Officer of Winton and WFC, incentive awards are determined as a percentage of gross income, which percentage is calculated utilizing a corporate goal factor and a performance factor. The corporate goal factor is based upon WFC's achievement of certain levels of earnings and a predetermined return on equity. The performance factor is based upon the particular executive officer's performance during the preceding year.

                       Determination of CEO's Compensation

     The Compensation Committee based the compensation of Mr. Robert L. Bollin in 2000 on the policies described above for executive officers. The corporate profitability measurements considered were return on equity, net income, earnings per share and return on assets. Additional corporate goals considered were merger and acquisition activities, continued updating and implementation of Winton's strategic plan and subsidiary oversight and progress. The Compensation Committee believes that the level of compensation paid to Mr. Robert L. Bollin in 2000 was fair and reasonable when compared with compensation levels in the thrift industry reported in various independent surveys. The compensation earned by Mr. Robert L. Bollin in 2000 reflects the significant management and leadership responsibilities required of him and the effective manner in which those responsibilities were fulfilled.

Submitted by the Compensation Committee of Winton's Board of Directors

Thomas H. Humes
Timothy M. Mooney
J. Clay Stinnett

Personnel and Salary Committee Interlocks

     During fiscal 2000, no member of the Compensation Committee was a current or former executive officer or employee of WFC or Winton or had a reportable business relationship with WFC or Winton.

Performance Graph

     The following graph compares the cumulative total return on WFC's shares for the fiscal year ended September 30, 2000, with the cumulative total return of the SNL Bank Index, which is an index of banks whose shares are traded on The New York Stock Exchange, AMEX or The Nasdaq Stock Market, and the cumulative total return of the Standard and Poor's 500 for the same period.




           [Total performance graph plotting points set forth below]














Index                                  09/29/1995  09/30/1996  09/30/1997  09/30/1998  09/30/1999  09/29/2000
                         -------------------------------------------------------------------------------------
Winton Financial Corp.                     100.00       98.20      143.98      200.74      258.30      165.12
SNL Bank Index                             100.00      127.54      195.45      186.12      209.89      243.79
S&P 500 Index                              100.00      117.61      162.09      174.02      219.49      245.81


Certain Transactions with Winton

     Some of the directors and officers of WFC and Winton were customers of and had transactions with Winton in the ordinary course of Winton's business during the two years ended September 30, 2000. All loans and commitments to loan included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of WFC, do not involve more than a normal risk of collectibility or present other unfavorable features.

                     PROPOSAL THREE - SELECTION OF AUDITORS

     The Board of Directors has selected Grant Thornton as the auditors of WFC for the current fiscal year and recommends that the shareholders ratify the selection. Grant Thornton has audited the financial statements of WFC or Winton since 1985. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR the ratification of the selection of Grant Thornton as auditors for the current fiscal year.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires WFC's officers and directors and persons who own 10% or more of the common shares of WFC to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Officers, directors and 10% or greater shareholders are required by the Commission's regulations to furnish WFC with copies of all Forms 3, 4 and 5 they file.

     Based on WFC's review of the copies of such forms it has received, WFC believes that all of its officers, directors and 10% or greater shareholders complied with all filing requirements applicable to them with respect to transactions during 2000.


                 PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

     Any proposals of qualified shareholders intended to be included in the proxy statement for the 2002 Annual Meeting of Shareholders of WFC should be sent to WFC by certified mail and must be received by WFC not later than August 21, 2001. In addition, if a shareholder intends to present a proposal at the 2002 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by November 3, 2001, then the proxies designated by the Board of Directors of WFC for the 2002 Annual Meeting of Shareholders of WFC may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

     Management knows of no other business which may be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                             By Order of the Board of Directors




Cincinnati, Ohio                             Robert L. Bollin
December 15, 2000                            President

                                    EXHIBIT A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                         OF WINTON FINANCIAL CORPORATION
                                     CHARTER

I.       PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation: the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established: and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

o Review and appraise the audit efforts of the Corporation's independent accountants and internal audit and compliance procedures.

o Provide an open avenue of communication among independent accountants, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.      COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgement as a member of the Committee. Characteristics which would disqualify a director from being independent are as follows:

o Been employed by the corporation or its affiliates in the current or past three years;
o Accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation;
o An immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;
o Been a partner, controlling shareholder or an executive officer for any for-profit business to which the corporation made, or from which it received, payments that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or
o Been employed as executive of another entity where any of the company's executives serve on that entity's compensation committee.

     All members of the Committee shall have a working familiarity with basic financial and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

     The members of the Committee shall be elected by the Board at the annual organization meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

     The committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants.

IV.      RESPONSIBILITIES AND DUTIES

Documents/Reports Review

1. Review and update the Audit Committee Charter periodically, as conditions dictate.

2.   Review the organization's annual financial statements.

3.   Review internal reports from management and management's response.

Independent Accountants

4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountant's independence.

5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

6. Periodically consult with the independent accountants out of the presence of management about the adequacy of internal controls and the accuracy of the organization's financial statements. Obtain from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient.

7.   Ensure  independent   auditor  completes  a  review  of  interim  financial
     statements before the company's Form 10-Q is filed with the SEC.

Audit Committee Report

8. The Committee will prepare a letter to be included in the proxy statement for the annual meeting which specifically states that the audit committee has: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61; and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The audit committee report must also include a statement whether, based on the procedures performed, the audit committee recommended to the board of directors that the audit financial statements be included in the company's Annual Report on Form 10-K for the last fiscal year. The name of each member of the audit committee must appear below the report.

Other Matters

9. Reporting to the Board of Directors by the Committee following the meetings of the Audit Committee.

10.  Maintain minutes of meetings and activities of the Audit Committee.

11.  Perform  any  other   activities   consistent   with  this   Charter,   the
     Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                 REVOCABLE PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WINTON
         FINANCIAL CORPORATION FOR THE WINTON FINANCIAL CORPORATION 2001
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 26, 2001

     The undersigned shareholder of Winton Financial Corporation, an Ohio corporation ("WFC"), hereby constitutes and appoints ________________ and _______________, or either of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of WFC to be held at Dante's Restaurant, 5510 Rybolt Road, Cincinnati, Ohio on January 26, 2001, at 10:00 a.m. (the "Annual Meeting"), all of the shares of WFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1. Proposal to adopt an amendment to Section 2.02(A) of the WFC Code of Regulations to reduce the number of directors from nine to seven and to reduce the number of classes of directors from three to two.


        [   ]   FOR              [   ]   AGAINST              [   ]   ABSTAIN


2. If the proposal in Item 1 is adopted, to reelect the following three directors for terms expiring in 2002 and to reelect the following four directors for terms expiring in 2003.

          (i) For terms expiring in 2002: Robert E. Hoeweler, Timothy M. Mooney and J. Clay Stinnett.

          (ii) For terms expiring in 2003: Robert L. Bollin, Thomas H. Humes, William J. Parchman and Henry L. Schulhoff.

3. If the proposal in Item 1 is not adopted, to reelect the following two directors for terms expiring in 2004:

                               Henry L. Schulhoff
                                 Thomas H. Humes

      [   ]    FOR all nominees                  [   ]   WITHHOLD authority to
               (except as marked to the                  vote for all nominees:
               contrary below):

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-------------------------------------------------------------------------------

4. The ratification of the selection of Grant Thornton LLP, as the Auditors of WFC for the current fiscal year.


        [   ]   FOR              [   ]   AGAINST              [   ]   ABSTAIN

5. In their discretion, upon such other business as may properly come before the Annual Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1, 2 or 3 and 4.

         IMPORTANT: Please sign and date this Proxy on the reverse side

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2001 Annual Meeting of Shareholders of WFC and of the accompanying Proxy Statement is hereby acknowledged.

Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.



---------------------------------         ------------------------------------
Signature                                 Signature


Dated:                                    Dated:
       --------------------------                -----------------------------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WFC. PLEASE SIGN, DATE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.